UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
[ ]	Definitive Information Statement

TRXADE GROUP, INC.

(Name of Registrant As Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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TRXADE GROUP, INC.

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

Phone: (800) 261-0281

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO

STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER

DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED

TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS

DESCRIBED HEREIN.

Dear Stockholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of Trxade Group, Inc., a Delaware corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act, and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that effective on October [  ], 2019, the holders of [___________] shares of the Company’s common stock, representing [_______]% of the outstanding shares of the Company’s common stock as of such date, executed a written consent in lieu of the 2019 annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters, which had previously been approved by the Board of directors of the Company on October [  ], 2019, and recommended to be presented to the majority stockholders for their approval by the Board of Directors on the same date:

●	the appointment of five members to our Board of Directors (the “Board”);

●	the adoption of the Trxade Group, Inc. 2019 Equity Incentive Plan;

●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Certificate of Incorporation with the Secretary of State of Delaware, in a ratio of between one-for-two and one-for-ten, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) October [ ], 2020; and (b) the date of the Company’s 2020 annual meeting of stockholders;

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●	the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2019;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

This notice, the accompanying Information Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are being made available on or about October [  ], 2019 to all of our stockholders of record at the close of business on October [  ], 2019.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, which date we expect to be on or approximately October [  ], 2019.

The enclosed Information Statement is also available at https://www.iproxydirect.com/trxd. This website also includes copies of the Information Statement and the Annual Report to stockholders for the year ended December 31, 2018. Stockholders may also request a copy of the Information Statement and the Company’s Annual Report by contacting our main office at (800) 261-0281.

This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors

/s/ Suren Ajjarapu
Chairman

Date: October [  ], 2019

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INFORMATION STATEMENT

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Appendices:

Appendix A – 2019 Trxade Group, Inc. Equity Incentive Plan
Appendix B – Form of Amendment to Certificate of Incorporation to Affect Reverse Stock Split

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FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 22, 2019.

DEFINITIONS

Unless the context otherwise requires, for the purposes of this Information Statement:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

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TRXADE GROUP, INC.

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

Phone: (800) 261-0281

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about October [  ], 2019 to the holders of record at the close of business on October [  ], 2019 (the “Record Date”) of shares of the common stock of Trxade Group, Inc., a Delaware corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

●	the appointment of five members to our Board of Directors (the “Board”);

●	the adoption of the Trxade Group, Inc. 2019 Equity Incentive Plan;

●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to the Company’s Certificate of Incorporation with the Secretary of State of Delaware, in a ratio of between one-for-two and one-for-ten, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) October [ ], 2019; and (b) the date of the Company’s 2020 annual meeting of stockholders;

●	the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2019;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

Our Chairman and Chief Executive Officer, Suren Ajjarapu, and our Chief Operating Officer, President and director, Prashant Patel, significant stockholders of the Company, who collectively own [  ] shares of the Company’s common stock, representing [  ]% of the outstanding shares of the Company’s common stock, have executed the Majority Stockholder Consent approving the actions described above.

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Each of the actions described above, as approved by the majority stockholders pursuant to the Majority Stockholder Consent effective on October [  ], 2019, had previously been approved by the Board of Directors of the Company on October [  ], 2019, and recommended to be presented to the majority stockholders for their approval by the Board of Directors on the same date.

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by Section 228 of Delaware General Corporation Law (the “Delaware Law”). This Section provides that any action required by Delaware Law, to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions described above, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company and did in fact obtain, the written consent of the majority stockholders to approve the actions described above, pursuant to the Majority Stockholder Consent.

This Information Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 22, 2019 (the “Form 10-K”) are being mailed to stockholders as of the Record Date, on or about October [  ], 2019, pursuant to the requirements of Section 14(c) of the Exchange Act. The actions approved by the majority stockholders will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, which date we expect to be on or approximately October [  ], 2019.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Delaware Law are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

The number of votes cast in favor of the actions described above had to exceed a majority of the Company’s outstanding shares of common stock in order to approve the above actions, except for the election of directors, which required a plurality of the votes cast. As of the Record Date, the Company had outstanding [  ] shares of common stock, which each vote one (1) voting share on stockholder matters, and no other voting shares. The majority stockholders voted [  ]% of our voting shares as of the Record Date via the Majority Stockholder Consent, to approve the actions described above.

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ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, all five of the members of our Board of Directors were reelected to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified. The following is biographical information on the members of our Board of Directors:

Name	Position	Age	Director/Officer Since
Suren Ajjarapu	Chairman, Chief Executive Officer and Secretary	49	January 2014
Prashant Patel	Director, President and Chief Operating Officer	45	January 2014
Donald G. Fell	Director	73	January 2014
Michael L. Peterson	Director	57	August 2016
Gary Augusta	Director*	52	October 2019

* Appointed as a member of the Board of Directors by the Board of Directors on October [  ], 2019.

Suren Ajjarapu (Age 49)

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation (“Trxade Nevada”) (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Mr. Ajjarapu has also served as Chairman of the Board for Feeder Creek Group, Inc since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

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Director Qualifications:

Our Board of Directors believes that Mr. Ajjarapu’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Prashant Patel (Age 45)

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of Trxade Nevada on January 8, 2014, and as the COO and President and as a director of Trxade Nevada since its inception. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over ten years of experience in retail pharmacy and pharmaceutical logistics and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been a President and Member of the Board of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy. Since April 2007, Mr. Patel has been a Vice President of Holiday Pharmacy, Inc., a pharmacy. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.

Director Qualifications:

Our Board of Directors believes that Mr. Patel’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Donald G. Fell (Age 73)

Mr. Fell has served as an Independent Director of our company since January 2014, as well as a director of Trxade Nevada since December. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado Springs. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute. He has also served as visiting professor of economics at the University of LaRochelle, France, and as adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Director Qualifications:

Our Board of Director’s believes that Mr. Fell’s extensive experience in the field of economics and business will provide us with valuable insight as we seek to execute our business strategy.

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Michael L. Peterson (Age 57)

Mr. Peterson has served as an independent Director of our company since August 2016. Since June 2018, Mr. Peterson has served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan. Mr. Peterson served as the CEO of Pedevco Corp. (NYSE American:PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as CFO of Pedevco between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (Pedevco’s predecessor) from July 2012 to October 2014, and as Pedevco’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (AMTX.OB), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high net worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President with the responsibility for a team of professionals that advised and managed over $7 billion in assets. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

Director Qualifications:

Our Board of Director’s believes that Mr. Peterson’s extensive experience with public companies is a significant addition to the Board.

Gary Augusta (Age 52)

Mr. Augusta has over 25 years of experience in finance, healthcare, engineering, technology and other innovative sectors including leadership roles in mergers and acquisitions, capital markets and investments, corporate development including strategic planning and partnership development, and as a member of public company boards of directors. Mr. Augusta is currently on the Board of Directors of First Choice Healthcare Solutions Inc. (OTC: FCHS) and was a Board Director, including Executive Chairman for over four years, of Apollo Medical Holdings, Inc. (NASDAQ: AMEH) from 2012 to November 2018. Under Mr. Augusta’s leadership, Apollo grew from less than $10M in annual revenue and under a $3M market capitalization to a NASDAQ uplist and a market capitalization of over $1 Billion within 5 years. In addition to governance positions, Mr. Augusta was also President and lead of growth and capital initiatives during his tenure. Mr. Augusta has served as President of Bedford Falls Capital LLC since September 2018, which company invests in emerging growth companies, both public and private. Mr. Augusta also serves as President of Flacane Advisors focusing on healthcare and technology capital investments, board roles and advisory services, a position he has held since January 2014. From January 2010 to December 2014, Mr. Augusta was President of SpaGus Ventures and SpaGus Capital Partners focusing on healthcare and technology investments and advisory services. From March 2004 to December 2009, Mr. Augusta was President and CEO of OCTANe, an innovation development company. From March 2001 to January 2004, Mr. Augusta was a Corporate Officer at Fluor, Inc., a Fortune 500 company, focusing on Corporate Development and M&A. From June 1994 to March 2000, Mr. Augusta was a Consultant and Principal with AT Kearney, a leading global consulting firm. Mr. Augusta earned a BS in Mechanical Engineering from the University of Rhode Island and a Master of Science and Management (MSM) from Georgia Institute of Technology (Georgia Tech).

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Director Qualifications:

Our Board of Directors believes that Mr. Augusta’s extensive experience with public companies is valuable to the Board.

THE COMPANY’S 2019 EQUITY INCENTIVE PLAN

On October [  ], 2019, the Board of Directors adopted, subject to the ratification by the majority stockholders, which ratification occurred pursuant to the Majority Stockholder Consent, effective on October [  ], 2019, the Company’s 2019 Equity Incentive Plan (the “Plan”) in the form of the attached Appendix A.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the Plan. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

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No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company and/or the Company’s Compensation Committee (if one is formed). The Board of Directors (or the Compensation Committee) shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is six million 6,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the Plan. If shares of restricted stock awarded under the Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the Plan. Similarly, any shares cancelled in cashless exercises are not available for reissuance under the Plan.

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How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of common stock, options, or other securities have been issued under the Plan since approved by the Board of Directors.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of awards that will be granted or allocated under the Plan or the benefits of any awards to the executive officers and directors of the Company, or employees who are not executive officers as a group. Additionally, the benefits or amounts which would have been received by, or allocated to, officers and directors of the Company for the last completed fiscal year, if the Plan had been in effect, cannot be determined. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Board of Directors or the Compensation Committee.

The Board of Directors or the Compensation Committee may issue Options, shares of restricted stock or other awards under the Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.00001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board of Directors, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board of Directors or the Compensation Committee. Our Board of Directors and the Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors or the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

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The expiration date of Options and other awards granted under the Plan will be determined by our Board of Directors or the Compensation Committee. The maximum term of options and performance shares under the Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

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What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board of Directors and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors or Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

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Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

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May awards under the Plan be modified after they are granted?

Yes. The Board of Directors (or Compensation Committee) may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Board of Directors (or Compensation Committee) may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the participant of a new Stock Option for the same or a different number of shares of common stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such option period and on such other terms and conditions as are specified by the Board of Directors (or Compensation Committee) at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be cancelled and the shares of common stock previously subject to them shall be available for the grant of other Stock Options.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board of Directors’ judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI thereof. Our Board of Directors may also amend the Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the Plan will terminate ten years from the date of its adoption by our Board of Directors, i.e., in October 2029.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Proxy Statement as Appendix A.

REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK

IN A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-TEN

Our Board and the majority stockholders, pursuant to the Majority Stockholder Consent, have authorized our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-two and one-for-ten (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before the earlier of (a) October [  ], 2020; and (b) the date of our 2020 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

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The determination as to whether to affect the Reverse Stock Split, and which Exchange Ratio will apply, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

●	listing standards under the Nasdaq Capital Market and/or NYSE American;
●	existing and expected marketability and liquidity of the Company’s common stock;
●	prevailing stock market conditions;
●	the historical trading price and trading volume of our common stock;
●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
●	the anticipated impact of the reverse split on our ability to raise additional financing;
●	business developments affecting the Company;
●	the Company’s actual or forecasted results of operations; and
●	the likely effect on the market price of the Company’s common stock.

Our Board believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $3.00 or $4.00 per share, which will allow us, subject to the Company meeting the other listing criteria, to uplist our common stock on the Nasdaq Capital Market or NYSE American. However, there can be no assurance that the Reverse Stock Split will result in our common stock trading above $3.00 or $4.00 per share for any significant period of time or that our common stock will be approved for listing on the Nasdaq Capital Market or NYSE American. If the Board determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment (defined below) with the Secretary of State of the State of Delaware.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of the proposed amendment to our Certificate of Incorporation to affect the Reverse Stock Split is attached to this Information Statement as Appendix B (the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock, provided that no shares of our preferred stock are currently outstanding). The form of Amendment attached hereto shall be subject to technical, administrative or similar changes and modifications as determined in the discretion of the officers of the Company, to the extent required to comply with Delaware law or affect the timing of the Reverse Stock Split, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of the stockholders of the Company.

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Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our common stock in order for us to meet the required listing standards of the NASDAQ Capital Market or the NYSE American, which require minimum trading prices of at least $3.00 or $4.00 per share.

We also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be affected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders. The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the NASDAQ Capital Market and NYSE American. If the Board does not act to implement the Reverse Stock Split prior to the earlier of (a) October [  ], 2020; and (b) the date of our 2020 annual meeting of stockholders, the authorization for the Reverse Stock Split will be deemed withdrawn.

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Effect of the Reverse Stock Split

If implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between one-for-two and one-for-ten, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share on a per stockholder basis.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other stockholder in connection therewith, as described below, the Reverse Stock Split will not:

●	affect any stockholder’s percentage ownership interest in us;
●	affect any stockholder’s proportionate voting power;
●	substantially affect the voting rights or other privileges of any stockholder; or
●	alter the relative rights of stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between two and ten;
●	the per share exercise price will be increased by a factor between two and ten, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock; and
●	the number of shares authorized and reserved for issuance under our existing equity compensation plans (including the Plan) will be reduced proportionately.

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The following table contains approximate information relating to our common stock, our outstanding warrants and the amount outstanding under the Plan, under various exchange ratio options:*

	Pre-Reverse Split	1 for 2	1 for 5	1 for 10
Authorized Common Stock	100,000,000	100,000,000	100,000,000	100,000,000
Outstanding Common Stock	36,226,459	18,113,230	7,245,292	3,622,646
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock	2,863,475	1,431,738	572,695	286,348
Reserved for issuance in connection with the exercise of outstanding options to purchase shares of common stock	2,096,846	1,048,423	419,369	209,685
Reserved for issuance in connection with the conversion of outstanding convertible debt	1,245,104	622,552	249,021	124,510
Reserved for issuance under the 2014 Equity Incentive Plan and 2013 Equity Incentive Plan(1)	2,000,000	1,000,000	400,000	200,000
Reserved for issuance under the 2019 Equity Incentive Plan	6,000,000	3,000,000	1,200,000	600,000
Total Outstanding and Reserved Shares	50,431,884	25,215,943	10,086,377	5,043,189
Shares available for future issuance	49,568,116	74,784,057	89,913,623	94,956,811

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

(1) I.e., the 2014 Equity Incentive Plan (“2014 Stock Plan”) of the Company and the 2013 Equity Incentive Plan of Trxade Group, Inc., a Nevada corporation and predecessor in interest to the Company.

Additionally, the below table sets forth the weighted average exercise price of outstanding warrants and options, under various exchange ratio options:

	Pre Reverse-Split	1 for 2	1 for 5	1 for 10
Weighted Average Exercise Price of Outstanding Warrants	$0.08	$0.16	$0.40	$0.80
Weighted Average Exercise Price of Outstanding Options	$0.73	$1.46	$3.65	$7.30
Weighted Average Conversion Price of Outstanding Convertible Debt	$0.50	$1.00	$2.50	$5.00

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Certificate of Incorporation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock (of which no shares are outstanding).

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Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this Information Statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors’ effects a one-for-five split, and you held 4 shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of the Company’s common stock following the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) October [ ], 2020; and (b) the date of our 2020 annual meeting of stockholders.

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been affected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.00001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

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No Appraisal Rights

Under Delaware Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

●	The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on October [ ], 2019 of [$____] per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-5, there can be no assurance that the post-split trading price of the Company’s common stock would be [$____], or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

●	Following the Reverse Stock Split, we may still not meet the application listing standards of the Nasdaq Capital Market or NYSE American.

●	Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●	If a Reverse Stock Split is implemented by the Board of Directors, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

●

A stockholder who receives a “round up” from a fractional share to a whole share, as discussed above, may have a tax event based on the value of the “rounded up” share. The Company believes such tax event will be minimal or insignificant for most stockholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

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Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

●	We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split. However, a stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

●	The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

●	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of MaloneBailey, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

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The following tables show the fees that were billed for the audit and other services provided by MaloneBailey, LLP for the years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees	$69,000	$29,000
All Other Fees	15,000	15,000
Total	$84,000	$44,000

All of the audit-related services and other services described in the above table were pre-approved by our Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by MaloneBailey, LLP. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Audit Committee delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey, LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

The Majority Stockholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the majority stockholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,

●	once every two years, or

●	once every year.

The majority stockholders, upon the recommendation of our Board of Directors, determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The majority stockholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The Board of Directors may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Consent.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Consent also approved the compensation paid to our named executive officers for the fiscal year ended December 31, 2018, as described later in this Information Statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each Named Executive Officer, as such term is defined below under “Executive and Director Compensation”, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of the Record Date, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 3840 Land O’ Lakes Blvd, Land O Lakes, FL 34639.

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	14,043,750	38.72%
Prashant Patel, Director, COO, and President (2)	12,595,104	34.71%
Donald G. Fell, Director (3)	218,173	*
Howard Doss, CFO (4)	326,313	*
Michael L Peterson, Director (5)	183,173	*
Gary Augusta, Director (6)	534,422	1.48%

All executive officers and directors as a Group (six persons)	27,455,831	74.46%

Greater than 5% Stockholders
Gajan Mahendiran (7)	2,760,002	7.62%
R.S.N., LLC (8)	2,000,000	5.52%

* Less than one 1%

(1)Includes (i) 7,143,750 shares owned directly by Mr. Ajjarapu, (ii) 4,050,000 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 1,275,000 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 1,275,000 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007 and options to purchase 100,000 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Ajjarapu claims beneficial ownership of, as Trustee; and (v) 200,000 shares issuable upon conversion of an outstanding convertible note held by Mr. Ajjarapu.

(2)Includes (i) 7,350,000 shares owned directly by Mr. Patel, (ii) 2,500,000 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 2,400,000 shares owned by the Patel Trust; (iv) options to purchase 100,000 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Patel claims beneficial ownership of, as Trustee; and (v) 245,104 shares issuable upon conversion of an outstanding convertible note held by Mr. Patel.

(3) Includes 218,173 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(4) Includes 326,313 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(5) Includes 183,173 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(6) Does not include warrants to purchase 300,000 shares of the Company’s common stock at an exercise price of $0.01 per share, of which warrants to purchase 150,000 shares vest on August 28, 2020 and warrants to purchase 150,000 shares vest on August 28, 2021, held by Flacane Advisors Inc., which entity is controlled by Gary Augusta, the vesting of which is subject to Flacane Advisors Inc.’s continued service to the Company. Includes 500,000 shares of common stock held by Bedford Falls Capital LLC, an entity which Mr. Augusta controls and serves as President of, and which shares he is deemed to beneficially own.

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(7) Includes 833,334 shares of common stock of the Company and warrants to purchase 1,926,668 shares of common stock at an exercise price of $0.01 per share that are exercisable within 60 days of the Record Date, and which are held jointly with Mr. Mahendiran’ s wife, as tenants by entirety. Address: 4427 Corral Road, Warrenton, Virginia 20187.

(8) The securities held by R.S.N., LLC are beneficially owned by Darshan Ran and Savitri Ran, its Members. Address: 744 Broadway Avenue, Orillia, Ontario, Canada.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

All of our executive officers are listed in the following table:

Name	Age	Position
Suren Ajjarapu	49	Chairman, Chief Executive Officer and Secretary
Prashant Patel	45	Director, President and Chief Operating Officer
Howard A. Doss	66	Chief Financial Officer

Suren Ajjarapu, Chairman, Chief Executive Officer and Secretary

Mr. Ajjarapu’s biographical information is presented above under “Election of Directors”, above.

Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel’s biographical information is presented above under “Election of Directors”, above.

Howard A. Doss, Chief Financial Officer

Mr. Doss has served as our CFO since January 2014. Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm’s southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA’s. He is a graduate of Illinois Wesleyan University.

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OUTSTANDING EQUITY AWARDS AT YEAR END

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Howard A. Doss, Chief Financial Officer	1/20/2014	300,000	—		—	1.00	1/1/2024
	4/1/2016	8,250	6,750	(1)	—	1.02	4/1/2026
	4/1/2018	7,031	30,469	(2)	—	0.50	4/1/2028

(1)	Vesting is 6.25% of the total number of shares each quarter of the vesting commencement date of July 1, 2016.
(2)	Vesting is 6.25% of the total number of shares each quarter of the vesting commencement date of July 1, 2018.

 There were no stock awards outstanding at year end.

RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed below under “Executive and Director Compensation”, which information is incorporated by reference where applicable in this “Related Party Transactions” section, the following sets forth a summary of all transactions since the beginning of the fiscal year of 2017, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2017 and 2018, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive and Director Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

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Transactions with Related Persons.

All of our executives are at-will employees or consultants. Each of Messrs. Ajjarapu and Patel are parties to an at-will executive employment agreement. In January 2017, each of Messrs. Ajjarapu and Patel suspended their executive salaries for a period of six months. The Company has also entered into indemnification agreements with its officers and directors. In January 2018, Mr. Ajjarapu’s and Mr. Patel’s executive salary agreements were amended to provide salary from $165,000 and $125,000, to $200,000 and $150,000, per year, respectively.

The Company’s founders, Mr. Ajjarapu (through Sansur Associates, a company that he controls) and Mr. Patel, have periodically loaned funds on a short-term interest free basis to cover the Company’s operating expenses. In November 2016, Mr. Patel loaned the Company $10,000. In June 2017, the Company borrowed $100,000 and $80,000 from Sansur Associates, LLC, a limited liability company controlled by Mr. Ajjarapu, and Mr. Patel, respectively. The note due to Mr. Patel is $122,552, which includes $17,280 due from a previously existing promissory note and $25,272 assumption of credit card obligation related to business expenses of the Company. As of December 31, 2018, $222,552 was outstanding on these loans. The notes are due July 1, 2020 and each bear an interest rate of 6% per annum, payable annually.

The Company owed $61,725 under a related party note that was renewed in April 2017 for a one-year extension at the same interest rate of 10%, due April 2018. Further, the Company owed $150,000 under a related party note that was renewed for a six-month extension at the same interest rate of 10% in September 2017, which was due February 2018. Both of these notes were entered with Nitel Patel, the brother of Prashant Patel, the Director and President of the Company. In February 2018, $50,000 of the $150,000 of principal was paid. The remaining $100,000 was extended to July 2018 as the same interest rate of 10%.

In August 2017, $40,000 in convertible promissory notes was amended. A one-year extension was executed to August 2018. In connection with the one-year extension of the maturity date of the outstanding notes, the holder of the notes was granted warrants to purchase 10,000 shares of common stock that was issued at a strike price of $0.80 per share and an expiration date of five years from the date of issuance. The amendment of the note was considered a debt extinguishment and a loss on extinguishment of debt was booked in the amount of $5,044.

As of June 30, 2019, $40,000 in convertible promissory notes were due to Mr. Shilpa Patel, a relative of Mr. Prashant Patel. Simple interest of 10% is payable at the maturity date of the note, which is August 8, 2019. Prior to maturity the note may be converted for common stock at a conversion price of $1.50.

As of June 30, 2019, $100,000 in convertible promissory notes were due to Mr. Nitel Patel, the brother of Mr. Prashant Patel. Simple interest of 10% is payable at the maturity date of the notes, which is July 7, 2019. Prior to maturity, the notes may be converted for common stock at a conversion price of $0.62. In July 2019, the note was extended to October 15, 2019.

During the year ended December 31, 2018, there have been no other related party transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last completed fiscal years and in which any related person had or will have a direct or indirect material interest.

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On January 17, 2019, the Company, through its wholly-owned subsidiary, Alliance Pharma Solutions, LLC, a Delaware limited liability company entered into a joint venture with PanOptic Health, LLC, a Delaware limited liability company (“PanOptic”), to create a new entity, SyncHealth MSO, LLC (the “Joint Venture”). Under the terms of the Shareholders’ Agreement included in the Joint Venture, PanOptic has agreed to vote all of its shares of stock of the Company for Suren Ajjarapu and Prashant Patel (current directors) and the two or three independent designee directors, as determined by the founder Directors (Mr. Ajjarapu and Mr. Patel). By January 2020, a maximum total of 14,776,638 shares of common stock of the Company may be issued to PanOptic, subject to PanOptic and SyncHealth meeting all of the revenue covenants, in connection with the Joint Venture, and these shares would be subject to the Shareholders Agreement. For further information on the Shareholders Agreement, please review Exhibit 10.4 to the Current Report on Form 8-K filed January 22, 2019, and other documents referenced therein.

On February 6, 2019, the Company entered into an Indemnification Agreement with Board Members Suren Ajjarapu and Prashant Patel in connection with a personal guarantee they had both given for a Credit Agreement of approximately $1,000,000 with the Company and an outside lender.

On August 28, 2019, the Company entered into a Consulting and Representation Agreement with Flacane Advisors Inc. (“Flacane”), which entity is controlled by Gary Augusta, who was appointed to the Board of Directors of the Company on October [ ], 2019. The agreement provides for Flacane to provide business consulting and advisory services to the Company. The agreement remains in effect until March 31, 2020 and automatically renews for an additional year, to March 31, 2021, unless otherwise renegotiated by the parties on such date. The agreement may be terminated by either party with 90 days prior notice during the term. As consideration under the agreement, the Company granted Flacane warrants to purchase 300,000 shares of the Company’s common stock at an exercise price of $0.01 per share, of which warrants to purchase 150,000 shares vest on August 28, 2020 and warrants to purchase 150,000 shares vest on August 28, 2021, subject to Flacane’s continued service to the Company. Additionally, in the event the services result in positive shareholder value, the parties agreed to discuss possible cash compensation payable to Flacane. Flacane is also eligible to receive bonuses under the agreement from time to time in the discretion of the Chief Executive Officer of the Company and the Board of Directors.

In August 2019, Mr. Augusta, through Bedford Falls Capital LLC, an entity which he controls, purchased 500,000 shares of common stock of the Company in the Company’s private placement offering, for $250,000, or $0.50 per share.

Review and Approval of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any and all such transactions are presented and approved by the board and future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

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In addition, our Code of Ethics (described below under “Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

Director Independence

Our common stock is traded on the OTCQB under the symbol “TRXD”. The OTCQB electronic trading platform does not maintain any standards regarding the “independence” of the directors on our company’s Board of Directors, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent.

In the absence of such requirements, we have elected to use the definition for “director independence” under the NASDAQ stock market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of the Company or the Company’s subsidiaries or any other individual having a relationship, which in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors. We have determined that three of our five directors, Mr. Fell, Mr. Augusta, and Mr. Peterson, are deemed “independent” under the OTC’s listing standards.

CORPORATE GOVERNANCE

Family Relationships amongst Directors and Officers

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

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Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Committees of the Board of Directors

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has two committees: the audit committee and the compensation committee.

Board Committee Membership

	Independent	Audit Committee	Compensation Committee
Suren Ajjarapu(1)
Prashant Patel
Donald G. Fell	X	M	C
Michael L. Peterson	X	C	M
Gary Augusta	X

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

Audit Committee

The primary purpose of the audit committee is to assist the Board of Directors’ oversight of:

●	the integrity of our financial statements; our systems of control over financial reporting and disclosure controls and procedures;

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●	our compliance with legal and regulatory requirements;

●	our independent auditors’ qualifications and independence;

●	the performance of our independent auditors and our internal audit function;

●	all related-person transactions for potential conflict of interest situations on an ongoing basis; and

●	the preparation of the report required to be prepared by the committee pursuant to SEC rules.

Mr. Fell and Mr. Peterson serve on the audit committee, where Mr. Peterson serves as chairman of the audit committee. Mr. Fell and Mr. Peterson each qualify as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. Our Board of Directors has affirmatively determined that Mr. Fell and Mr. Peterson meet the definition of “independent directors” for the purposes of serving on the audit committee under applicable SEC rules.

Compensation Committee

The primary purpose of our compensation committee is to recommend to our Board of Directors for consideration, the compensation and benefits of our executive officers and key employees; monitor and review our compensation and benefit plans; administer our stock and other incentive compensation plans and programs and prepare recommendations and periodic reports to the Board of Directors concerning such matters; prepare the compensation committee report required by SEC rules to be included in our annual report; prepare recommendations and periodic reports to the Board of Directors as appropriate; and, handle such other matters that are specifically delegated to the compensation committee by our Board of Directors from time to time.

Mr. Fell and Mr. Peterson serve on the compensation committee, and Mr. Fell serves as the chairman.

Additional Committees of the Board of Directors and Exchange Compliance Charters

In the event that our Board of Directors determines that the uplisting of our common stock to the Nasdaq Capital Market or the NYSE American is imminent, the Board anticipates adopting new charters of the Audit Committee and Compensation Committee, and adopting a formal charter for a Nominating and Corporate Governance Committee, which committee charters, and which committee members, will comply with all applicable requirements of the Nasdaq Capital Market or the NYSE American. The Company plans to file a Current Report on Form 8-K relating to the adoption of such new charters, when and if, such new charters are adopted by the Board.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serve on the compensation committee or Board of Directors of any other company of which any of the members of our compensation committee or any of our directors is an executive officer.

Code of Business Conduct and Ethics

Our Board of Directors had adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics will be available for review in print, without charge, to any stockholder who requests a copy by writing to us at Trxade Group, Inc., 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida, 34639, Attention: Investor Relations. Each of our directors, employees and officers are required to comply with the Code of Business Conduct and Ethics.

Director Nominations

We do not currently have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or the Nasdaq Capital Market or NYSE American rules. Our Board of Directors believes that our independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee at the current time. The independent directors will participate in the consideration and recommendation of director nominees. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Ajjarapu. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Ajjarapu possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

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Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

Board of Directors Meetings

During the fiscal year that ended on December 31, 2018, the Board held six meetings, the Audit Committee held four meetings, and the Compensation Committee held one meetings. All directors attended at least 75% of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2018.

Stockholder Communications with the Board

In connection with all other matters other than the nomination of members of our Board of Directors (as described above), our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 3840 Land O’ Lakes Blvd, Land O Lakes, Florida 34639, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. As described earlier in this Information Statement, the Majority Stockholder Consent approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years together with a non-binding resolution approving our executive compensation as described elsewhere in this Information Statement.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during the fiscal year ended December 31, 2018 were timely made.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or Information Statement.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2018, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee

/s/ Michael L. Peterson (Chairman)
/s/ Donald G. Fell

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EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2018 and 2017. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2018 and 2017, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Suren Ajjarapu	2018	$200,000	(1)	-	-	-	-	$200,000
Chairman of the Board,	2017	$148,750	(1)	-	-	-	-	$148,750
Chief Executive Officer, and Director

Prashant Patel	2018	$150,000	(2)	-	-	-	-	$150,000
Chief Operating Officer,	2017	$62,500	(2)	-	-	-	-	$62,500
President and Director

Howard A. Doss	2018	$62,500	(3)	-	-	$17,250	-	$79,750
Chief Financial Officer	2017	$60,000	(3)	-	-	-	-	$60,000

(1)	The amount shown reflects compensation under an at will employment agreement with the Company.
(2)	The amount shown reflects compensation under an at will employment agreement with the Company.
(3)	The amount shown reflects compensation under a consulting agreement with the Company.

No Named Executive Officer received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings for the periods presented.

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Employment and Consulting Agreements

All of our named executives are at-will employees or consultants. In 2016, the Company entered into an at-will employment agreement with Mr. Ajjarapu, with an annual salary of $165,000 and a possible $50,000 performance bonus, and an at-will employment agreement with Mr. Patel with an annual salary of $125,000 and a possible $50,000 performance bonus. In January 2017, each of Messrs. Ajjarapu and Patel suspended their executive salaries through June 30, 2017, a period of six months. Mr. Ajjarapu entered into an amendment in June 2017 to resume payment of the annual salary. Mr. Patel resumed his salary on July 1, 2017. In January 2018, Mr. Ajjarapu’s and Mr. Patel’s salaries were amended to $200,000 and $150,000 per annum, respectively. The Company has an hourly rate consulting arrangement with Mr. Doss. The Company has also entered into indemnification agreements with its officers and directors. The annual bonus payable to each of Mr. Ajjarapu and Mr. Patel is based upon each executive’s performance and the Company’s attainment of objectives established by the Board of Directors or Compensation Committee of the Board. With respect to any subjective milestones, the determination of whether executive has attained the mutually agreed upon milestones for the bonus shall be reasonably determined by the Board or the Compensation Committee.

Compensation of the Board of Directors

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-executive director of the Company for some portion or all of 2018 and 2017. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation above.

Name	Fees Earned or paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation	Total
2017
Donald Fell	$15,000	-	$50,000	-	$65,000
Michael Peterson	$15,000	-	113,883	-	$128,883

2018
Donald Fell	$20,000	-	$25,000	-	$45,000
Michael Peterson	$20,000	-	$25,000	-	$45,000

(1)	In April 2017, the Company granted Mr. Fell options to purchase 76,923 shares of common stock, vesting over one year and exercisable at $0.65 per share.

In April 2017, the Company granted Mr. Peterson options to purchase 76,923 shares of common stock, vesting over one year and exercisable at $.65 per share.

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In April 2017, the Company granted Mr. Peterson options to purchase 100,000 shares of common stock, vesting over four years and exercisable at $0.65 per share.

In April 2018, the Company granted Mr. Fell options to purchase 50,000 shares of common stock, vesting over four years and exercisable at $0.50 per share.

In April 2018, the Company granted Mr. Peterson options to purchase 50,000 shares of common stock, vesting over four years and exercisable at $0.50 per share.

Non-employee directors are paid $5,000 per quarter for Board responsibilities. The Company has also entered into an indemnification agreement with Messrs. Fell and Peterson.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2018 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,612,987	$0.47	267,154
Equity compensation plans not approved by security holders	-	-	-
Total	4,612,987	$1.10	267,154

The equity compensation plans approved by the Company’s security holders are the 2014 Equity Incentive Plan (“2014 Stock Plan”) of the Company, and the 2013 Equity Incentive Plan of Trxade Group, Inc., a Nevada corporation and predecessor in interest to the Company.

DISSENTER’S RIGHTS

Under Delaware law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

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OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT THE NEXT ANNUAL MEETING

As of the date of this Information Statement, we had not received notice of any stockholder proposals for the 2019 annual meeting and proposals received subsequent to the date of this Information Statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2020 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

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Trxade Group, Inc.

Attention: Corporate Secretary

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

Facsimile: (800) 265-6932

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy or information statement is released to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of that year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2020 annual meeting must be received by us at our principal executive office no later than [__________], 2020 in order to be eligible for inclusion in our 2020 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to us at 3840 Land O’ Lakes Blvd, Land O Lakes, Florida 34639, Attention: Corporate Secretary. The Form 10-K is also available for download at https://www.iproxydirect.com/trxd.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Trxade Group, Inc., 3840 Land O’ Lakes Blvd, Land O Lakes, FL 34639, or by faxing a communication to (800) 265-6932.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 3840 Land O’ Lakes Blvd, Land O Lakes, Florida 34639.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Dated: October [ ], 2018	TRXADE GROUP, INC.

	By:	/s/ Suren Ajjarapu
Suren Ajjarapu Chief Executive Officer

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Appendix A

TRXADE GROUP, INC.

2019 EQUITY INCENTIVE PLAN

2019 Equity Incentive Plan
Trxade Group, Inc.

TRXADE GROUP, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1. This 2019 Equity Incentive Plan of Trxade Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the Plan on October [  ], 2019 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s stockholders within twelve (12) months of the Effective Date. Stockholder approval is to be obtained in accordance with the Company’s Certificate of Incorporation and Bylaws, each as amended, and applicable laws. The Administrator may grant Incentive Stock Options prior to stockholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain stockholder approval (or a grantee desires to exercise such Incentive Stock Options prior to stockholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

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ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2. “Administrator” means the Board or a Committee.

2.3. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.4. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.5. “Available Shares” means 6,000,000 shares of Common Stock.

2.6. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.7. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.8. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.9. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.10. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.11. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.12. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

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2.13. “Common Stock” means the Company’s common stock.

2.14. “Company” means Trxade Group, Inc., a Delaware corporation.

2.15. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.16. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.17. “Director” means a member of the Board of Directors of the Company.

2.18. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.19. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.20. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.21. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

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2.22. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.23. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.24. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.24.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.24.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.24.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.24.4 The Administrator may also adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.25. “Grant Date” means, as to any Award, the latest of:

2.25.1 the date on which the Administrator authorizes the grant of the Award; or

2.25.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

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2.25.3 such other date (later than the dates described in 2.21.1 and 2.21.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.26. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.27. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.28. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.29. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.30. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.31. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.32. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.33. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.34. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.35. “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

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2.36. “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37. “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.38. “Plan” means this Trxade Group, Inc. 2019 Equity Incentive Plan, as it may be amended from time to time.

2.39. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.40. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.41. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.42. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.43. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.44. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.45. “Stock Exchange” means any stock exchange or consolidated stock price reporting system (including, but not limited to Nasdaq) on which prices for the Common Stock are quoted at any given time.

2.46. “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

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2.47. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.48. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.49. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

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3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3. Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

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3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

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3.5.1 In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.6. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.7. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.8. The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

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3.9. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.10. The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.11. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

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4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

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4.2. Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

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ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

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6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

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ARTICLE VII.
RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

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7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

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ARTICLE VIII.
STOCK AWARDS

8.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.
PERFORMANCE SHARES

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4 the form of settlement of a Performance Share.

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9.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

9.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

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ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3 all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

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10.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1. Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

11.1.1 materially alter the group of persons eligible to participate in the Plan;

11.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

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11.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.
SECURITIES MATTERS AND REGULATIONS

12.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

12.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

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ARTICLE XIII.
SECTION 409A OF THE CODE

13.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

13.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a subsidiary and such subsidiary ceases to be a subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.
MISCELLANEOUS PROVISIONS

14.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

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14.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

14.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

14.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

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14.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.11. Compliance with other laws.

14.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

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14.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

14.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

14.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

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Appendix B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT TO

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

TRXADE GROUP, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Trxade Group, Inc., resolutions were duly adopted setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of said corporation (the “Certificate of Incorporation”), subject to the approval for such amendment, by the stockholders of the corporation.

The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by amending and restating Articles IV and V thereof to read as follows:

“ARTICLE IV

This Corporation is authorized to issue two (2) classes of stock, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000) shares, $0.00001 par value per share. The total number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000) shares, $0.00001 par value per share, all of which shall initially be undesignated Preferred Stock.

The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, to fix or alter the rights, preferences, privileges and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series or the designation thereof and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall so be decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of such series.

ARTICLE V

1.  COMMON STOCK

1.1 General. Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.

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1.2 Voting. Each registered holder of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Second Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation). There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Except as required by law and subject to the rights of the holders of any series of Preferred Stock, (a) Holders of Common Stock shall be entitled to elect directors of the Corporation; and (b) Holders of Common Stock shall be entitled to vote on all other matters properly submitted to a vote of stockholders of the Corporation.

1.3 Dividends. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive ratably such dividends (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor.

1.4 Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, either voluntary or involuntary, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any class or series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. For purposes of this Section 1.4, the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations or other entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the distribution date shall be deemed to be the date such transaction closes.

2. PREFERRED STOCK

2.1 Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereinafter provided (a “Preferred Stock Designation”).

2.2 Blank Check Preferred. Subject to any vote expressly required by this Second Amended and Restated Certificate of Incorporation, authority is hereby expressly granted to the Board from time to time to authorize the issuance of the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, but not limited to, the following:

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(a)  whether or not the class or series is to have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(b) the number of shares to constitute the class or series and the designations thereof;

(c)  the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

(d) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(f) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(h) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) such other special rights and protective provisions with respect to any class or series as the Board may determine are advisable.

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2.3 Number of Shares. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date of such Amendment as set forth below (the “Effective Time”), every [2 to 10, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of Common Stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [2 to 10, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock or the par value thereof as set forth above in the preceding paragraphs.”

SECOND: That said amendment was duly adopted by the written consent of the stockholders of the Corporation in accordance with the provisions of Sections 228 of the General Corporation Law of the State of Delaware, pursuant to which written consent, the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That said amendment shall be effective for all purposes as of [____________].

I, the undersigned, as the Secretary of the Corporation, have signed this Certificate of Amendment to Certificate of Incorporation on [ ].

Suren Ajjarapu
Secretary

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